Exhibit 99.1

                                FIRST AMENDMENT
                                     to the
                          AGREEMENT AND PLAN OF MERGER

     This First Amendment to the Agreement and Plan of Merger (the "Amendment") is made and entered into as of the 16th day of March, 2004, by and among FCI Trading Corp., a Delaware corporation ("Parent"), Diesel Acquisition LLC, a Delaware limited liability company ("Merger Sub"), Ferrell Companies, Inc., a Kansas corporation (the "Ultimate Parent"), and Blue Rhino Corporation, a Delaware corporation (the "Company").

     WHEREAS, the parties hereto previously entered into an Agreement and Plan of Merger dated as of February 8, 2004 (the "Agreement");

     WHEREAS, the Securities and Exchange Commission has delayed the effective date of required compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

     WHEREAS, the parties hereto desire to clarify the vesting procedures for the outstanding but unvested 1998 Options and Distributor Options; and

     WHEREAS, the Board of Directors of the Company, the Parent (on behalf of itself and as sole member of the Merger Sub) and the Ultimate Parent have previously approved and deemed it advisable and in the best interests of their respective equityholders to permit their respective officers to make such amendments to the Agreement as such officers, or any one of them, may approve, with such approval to be conclusively evidenced by the signature of any such officer thereon.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements contained herein and in the Agreement and intending to be legally bound hereby, the Ferrellgas Parties and the Company hereby agree as follows:

     1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

     2. 1998 Stock Incentive Plan. The third sentence of Section 2.1(d) of the Agreement is hereby replaced in its entirety with the following:

          "The Board of Directors of the Company may, at its option, approve the pro rata vesting of all outstanding options under the 1998 Plan through the day immediately prior to the Closing Date (such date determined by the Board of Directors of the Company, the "Vesting Determination Date"), which proration shall mean vesting each 1998 Option that would otherwise not be vested under the terms of the applicable option agreement as of the Vesting Determination Date in the percentage determined by dividing (i) the number of days elapsed from the date of initial grant of the 1998 Option through the Vesting Determination Date, by (ii) the number of days from the date of initial grant of such 1998 Option through the latest date on which all of such 1998 Option would have fully vested had all conditions therefor been met. To illustrate this calculation by way of example but not of limitation, see Section 3.3(d) and Schedule 3.3(e)(i) for a calculation of this pro rata vesting procedure based on an assumed Vesting Determination Date of May 1, 2004."

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



     3. Distributor Plan. The third sentence of Section 2.1(e) of the Agreement is hereby replaced in its entirety with the following:

          "The Board of Directors of the Company may, at its option, approve the pro rata vesting of all outstanding options under the Distributor Plan through the Vesting Determination Date, which proration shall mean vesting each Distributor Option that would otherwise not be vested under the terms of the applicable option agreement as of the Vesting Determination Date in the percentage determined by dividing (i) the number of days elapsed from the date of initial grant of the Distributor Option through the Vesting Determination Date, by (ii) the number of days from the date of initial grant of such Distributor Option through the latest date on which all of such Distributor Option would have fully vested had all conditions therefor been met. To illustrate this calculation by way of example but not of limitation, see Section 3.3(d) and Schedule 3.3(e)(i) for a calculation of this pro rata vesting procedure based on an assumed Vesting Determination Date of May 1, 2004."

     4. Internal Controls. Section 5.15 of the Agreement and the provisos at the end of Sections 7.1(b) and 7.1(e) of the Agreement are hereby deleted in their entirety.

     5. Miscellaneous. Sections 8.2 through 8.8 of the Agreement shall hereby apply to this Amendment, insofar as such sections cover the Agreement, and shall hereby be incorporated herein with the same force and effect as if such Sections were reprinted in their entirety as part of this Amendment.

            [The rest of this page has been intentionally left blank.
                            Signature page follows.]


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



     EXECUTED as of the date first set forth above.

                                   BLUE RHINO CORPORATION

                                   By: /s/ Billy D. Prim
                                   ---------------------------------------------
                                   Name:    Billy D. Prim
                                   Title:   Chairman and Chief Executive Officer

                                   FCI TRADING CORP.

                                   By: /s/ Kenneth A. Heinz
                                   ---------------------------------------------
                                   Name:    Kenneth A. Heinz
                                   Title:   Senior Vice President, Corporate
                                            Development


                                   DIESEL ACQUISITION LLC

                                   By: FCI TRADING CORP., its sole member

                                   By: /s/ Kenneth A. Heinz
                                   ---------------------------------------------
                                   Name:    Kenneth A. Heinz
                                   Title:   Senior Vice President, Corporate
                                            Development

                                   FERRELL COMPANIES, INC.

                                   By: /s/ Kenneth A. Heinz
                                   ---------------------------------------------
                                   Name:    Kenneth A. Heinz
                                   Title:   Senior Vice President, Corporate
                                            Development